Exhibit 10.1

*** Indicates material that was omitted and for which confidential treatment was requested. all such omitted material was filed separately with the securities and exchange commission pursuant to rule 24B-2 promulgated under the securities exchange act of 1934, as amended.

SETTLEMENT AGREEMENT

This Settlement Agreement (including Exhibits A through C, the “Agreement”) is made and entered into effective this 29th day of June, 2017 (the “Effective Date”), by and between, on the one hand, Vivus, Inc. (“Vivus”), and on the other hand, Actavis Laboratories FL, Inc. (“Actavis”) (together with Vivus, the “Parties,” or each separately, a “Party”).

RECITALS

A.WHEREAS Vivus owns U.S. Patent Nos.  7,056,890, 7,553,818, 7,659,256, 7,674,776, 8,580,298, 8,580,299, 8,895,057, 8,895,058, 9,011,905, and 9,011,906 (collectively, including any divisionals, continuations, continuations-in-part, reexaminations, or reissues thereof, “the Licensed Patents”), which patents cover Qsymia® brand phentermine and topiramate extended-release product, which product Vivus sells in the United States of America, including its territories, possessions, and the Commonwealth of Puerto Rico (the “Territory”), under NDA No. 022580 (the “Vivus NDA”);

B.WHEREAS Actavis has sought approval from the U.S. Food and Drug Administration (“FDA”) to market a  generic phentermine and topiramate extended-release product as defined by ANDA No. 204982 (including all amendments, supplements or Replacements thereto as may be required by the FDA in order to obtain FDA approval thereof, the “Actavis ANDA”) as of the Effective Date (hereinafter, the “Actavis Generic Product”).

C.WHEREAS an action for patent infringement is pending in the United States District Court for the District of New Jersey (the “Court”) regarding the Actavis ANDA and the proposed generic product defined therein, captioned Vivus, Inc. v. Actavis Laboratories FL, Inc., Civil Action No. 14-3786  (SRC)(CLW) (consolidated) (the “Action”);

D.WHEREAS, subject to the terms and conditions herein, Vivus has agreed to grant Actavis a non-exclusive license to manufacture and distribute the Actavis Generic Product in the Territory as of the date, and upon the terms, set forth in the License Agreement, as defined and referred to in Section 2 of this Agreement; and

E.WHEREAS the Parties are willing to settle the Action on the terms set forth herein.

NOW THEREFORE, in consideration of the promises and mutual covenants set forth herein, the sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1. Stipulation and Order of Dismissal.

In consideration of the mutual benefits of entering into this Agreement, the Parties shall enter into and cause to be filed with the Court,  within *** of the Effective Date, a stipulation and order of dismissal substantially in the form annexed hereto as Exhibit A (the “Stipulation and

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Order of Dismissal”).  If the Court does not grant the Stipulation and Order of Dismissal substantially in the form annexed hereto as Exhibit A, the Parties agree to confer in good faith and revise that document consistent with the terms of this Agreement and the License Agreement and the requirements of the Court.

2. License Agreement.

Contemporaneously with the execution of this Agreement, Vivus and Actavis shall enter into a non-exclusive license agreement in the form annexed hereto as Exhibit B (the “License Agreement”).  The definitions set forth in the License Agreement shall apply to this Settlement Agreement and the definitions set forth in this Settlement Agreement shall apply to the License Agreement.

3. Legal Fees.

Consistent with the Stipulation and Order of Dismissal, each Party shall pay its own costs and expenses, including attorney fees, incurred in connection with the Action and in connection with the preparation, execution and performance of this Agreement.

4. Legal Compliance.

The Parties shall submit this Agreement, the License Agreement, and the Stipulation and Order of Dismissal (the “Settlement Documents”) to the appropriate personnel at the U.S. Federal Trade Commission (“FTC”) and the Antitrust Division of the U.S. Department of Justice (the “DOJ”) as soon as practicable after the Effective Date and in no event later than *** after the Effective Date.

5. Released Claims.

In addition to the dismissal of the Action, as set forth in the Stipulation and Order of Dismissal, Actavis and Vivus make the following releases, which shall be effective upon the  entry of the Stipulation and Order of Dismissal by the Court in the Action.

(a)Actavis for itself and its Affiliates hereby releases and discharges Vivus and its Affiliates, successors, assigns, directors, officers, employees, agents and customers from all causes of action, demands, claims, damages and liabilities of any nature, whether known or unknown, arising from or in connection with the Action or the Actavis ANDA, occurring prior to the Effective Date of this Agreement, including, without limitation, all claims that Actavis has asserted or could have asserted in the Action or in any judicial,  U.S. Patent and Trademark Office (“USPTO”), or other legal or administrative proceeding that any or all of the Licensed Patents are invalid or not infringed by the filing of the Actavis ANDA and/or Actavis’

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manufacture, sale, offer for sale or importation of the Actavis Generic Product in the Territory (all of the above collectively, “Actavis’ Released Claims”).  Actavis’ Released Claims do not preclude Actavis from:   (i) maintaining and/or (e.g in the case of a Replacement ANDA or a recertification pursuant to 21 C.F.R.§ 314.96(d)) filing Paragraph IV certifications with respect the Actavis ANDA against the Licensed Patents, (ii) amending the Paragraph IV Certification in the Actavis ANDA to include any patents that may be listed in the FDA’s Approved Drug Products with Therapeutic Equivalence Evaluations (Orange Book) for Qsymia after the Effective Date of this Settlement Agreement, (iii) challenging the validity, enforceability and/or infringement of the Licensed Patents in connection with another ANDA or ANDA product referencing an NDA other than the Vivus NDA and owned or sold by Actavis (iv) in the event Vivus or its Affiliates initiate suit against Actavis or its Affiliates alleging that an ANDA or product referencing an NDA other than the Vivus NDA infringes the Licensed Patents, then Actavis or its Affiliates may seek reexamination, inter partes review, or any other post-grant review of the Licensed Patents.

(b)Vivus for itself and its Affiliates hereby releases and discharges Actavis and its Affiliates, successors, assigns, directors, officers, employees, agents, distributors, suppliers, manufacturers, customers, and all other individuals or entities involved or affiliated with the manufacturing, distribution, marketing, and consumption of the Actavis Generic Product from all causes of action, demands, claims, damages, and liabilities of any nature, whether known or unknown, arising from or in connection with the Action or the Actavis ANDA, occurring prior to the Effective Date of this Agreement, including, without limitation, all claims that Vivus has asserted or could have asserted in the Action or in any judicial or administrative proceeding that any or all of the Licensed Patents,  or any reissue or reexamination thereof, is or would be infringed by the filing of the Actavis ANDA and/or Actavis’ manufacture, sale, offer for sale or importation of the Actavis Generic Product in the Territory (all of the above collectively, “Vivus’ Released Claims”).  Vivus’ Released Claims do not preclude Vivus from asserting any or all of the Licensed Patents against: (i) any ANDA or ANDAs other than the Actavis ANDA and/or against any product or products other than the Actavis Generic Product;  or (ii) any Actavis product other than the Actavis Generic Product.

(c)Subject to Actavis’ compliance with the terms of this Settlement Agreement and the terms of the License Agreement, Vivus, on behalf of itself and its Affiliates, covenants to Actavis that it will not sue, assert any claim or counterclaim against, otherwise participate in any action or proceeding against Actavis and its Affiliates or any of its licensees, sublicensees, customers, successors, or assigns of the foregoing, or cause, assist, or authorize any person or entity to do any of the foregoing, in each case claiming or otherwise asserting that the Actavis ANDA or the Actavis Generic Product or the manufacture, use, sale, offer for sale, or importation of the Actavis Generic Product, in or for the Territory infringes the Licensed Patents or any other patents or patent applications owned, controlled by or licensed to Vivus that cover

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the Actavis Generic Product or Qsymia® (“Vivus Covenant Not to Sue”).   Vivus shall impose the  Vivus Covenant Not to Sue on any Third Party to which Vivus or any of its Affiliates may after the Effective Date assign, license or otherwise transfer or grant any rights under Licensed Patents.

(d)Subject to Vivus’ compliance with the terms of this Settlement Agreement and the terms of the License Agreement, and solely with respect to the Actavis ANDA and the Actavis Generic Product Actavis, on behalf of itself and its Affiliates, covenants to Vivus that it will not sue, assert any claim or counterclaim against, otherwise participate in any action or in any judicial, USPTO, or other legal proceeding against Vivus, its Affiliates or any of its licensees, sublicensees, customers, successors, or assigns of the foregoing, or cause, assist, or authorize any person or entity to do any of the foregoing, in each case claiming or otherwise asserting that any or all of the Licensed Patents or any other U.S. patents or patent applications that cover Qsymia® or could otherwise be asserted against the Actavis Generic Product owned, licensed or controlled by Vivus are invalid or that the Actavis ANDA or the Actavis Generic Product or the manufacture, use, sale, offer for sale, or importation of the Actavis Generic Product, in or for the Territory does or would not infringe valid claims of all of the Licensed Patents or any other U.S. patents or patent applications that cover Qsymia® or could otherwise be asserted against the Actavis Generic Product owned, licensed or controlled by Vivus or its Affiliates either now or in the future (“Actavis Covenant Not to Sue”).   Actavis shall impose the  Actavis Covenant Not to Sue on any Third Party to which Actavis or any of its Affiliates may after the Effective Date assign, license or otherwise transfer or grant any rights under Actavis ANDA.

(e)Subject to Actavis’ compliance with the terms of this Settlement Agreement and the terms of the License Agreement, Vivus, on behalf of itself and its Affiliates, covenants that, on or prior to the *** after the Launch Date, as defined in the License Agreement, neither Vivus nor any of its Affiliates will *** in the Vivus NDA in the Territory other than *** as of the Effective Date.

(f)Subject to Actavis’ compliance with the terms of this Settlement Agreement and the terms of the License Agreement, and except as provided below, Vivus, on behalf of itself and its Affiliates, covenants that neither Vivus nor any of its Affiliates shall *** to: (1) ***; or (2) ***.  Vivus and its Affiliates further agree ***: (1) ***; (2) ***; (3) *** for the NDA Product prior to the launch of the Actavis Generic Product in the Territory; (4) *** after the launch of the Actavis Generic Product in the Territory; or (5) *** after launch of the Actavis Generic Product in the Territory, unless required by the FDA.  In addition, Vivus and its Affiliates hereby waive any and all regulatory exclusivities that may inhibit the Marketing of the Actavis Generic Product in the Territory as of the Launch Date, and will, in response to a request from FDA or a commercially reasonable request from Actavis to enable compliance with applicable Laws, submit appropriate and reasonable documentation to FDA to assist Actavis in effectuating the

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license grants, waivers and covenants contained in the Settlement Agreement and the License Agreement.  Nothing in this Settlement Agreement shall be construed as preventing Vivus or any of its Affiliates from assisting or cooperating with any Third Party, or from itself initiating or participating in, any activity (including but not limited to the ***.

(g)Subject to Actavis’ compliance with the terms of this Settlement Agreement and the terms of the License Agreement, Vivus, on behalf of itself and its Affiliates, agrees that in the *** prior to the *** Launch Date, upon request from Actavis, Vivus will provide written notice to Actavis within *** after each time either: (1) Vivus makes a formal submission to FDA seeking a change in the label for the NDA Product, including any specific labeling amendments or supplements to the Vivus NDA; or (2) FDA either implements such changes or communicates to Vivus a directive to make a change to the label for the NDA Product.  In each case such notice shall include the text of the proposed or directed label change.

(h)This Agreement shall constitute a final settlement of the Action between the Parties in the Territory, and,  Actavis shall not assist or cooperate with any party in any litigation before a court, or in any Inter Partes review, Covered Business Method review, Post-Grant review, or any other proceeding before the USPTO against Vivus involving any of the Licensed Patents, unless so ordered by the Court or compelled by Law or regulation.

(i)Vivus acknowledges that Actavis is *** with respect to ***.

(j)The  Parties, and agents and consultants under their control, shall continue to maintain the confidentiality of any non-public information exchanged between them in the Action to the extent required by the terms of the Discovery Confidentiality Order in the Action or District of New Jersey Local Rule 5.3(b), or any other applicable confidentiality restriction, unless so ordered by the Court or compelled by Law or regulation.

(k)Actavis shall *** in any litigation before a court, or Inter Partes review, Covered Business Method review, Post-Grant review, or any other proceeding before the USPTO against Vivus with respect to a phentermine and topiramate extended-release product or the Licensed Patents.

6. ACKNOWLEDGMENTS.

Actavis and Vivus acknowledge as follows:

(a) Actavis ACKNOWLEDGES THAT IT MAY HEREAFTER DISCOVER CLAIMS OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH IT NOW KNOWS OR BELIEVES TO EXIST WITH RESPECT TO Actavis’ RELEASED CLAIMS, THE FACTS AND CIRCUMSTANCES ALLEGED IN THE ACTION

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AND/OR THE SUBJECT MATTER OF THIS AGREEMENT, WHICH, IF KNOWN OR SUSPECTED AT THE TIME OF EXECUTING THIS AGREEMENT, MAY HAVE MATERIALLY AFFECTED THIS AGREEMENT.  NEVERTHELESS, UPON THE EFFECTIVENESS OF THE RELEASE OF Actavis’ RELEASED CLAIMS AS SET FORTH IN SECTION 5 ABOVE, Actavis HEREBY ACKNOWLEDGES THAT Actavis’ RELEASED CLAIMS INCLUDE WAIVERS OF ANY RIGHTS, CLAIMS OR CAUSES OF ACTION THAT MIGHT ARISE AS A RESULT OF SUCH DIFFERENT OR ADDITIONAL CLAIMS OR FACTS.  Actavis ACKNOWLEDGES THAT IT UNDERSTANDS THE SIGNIFICANCE AND POTENTIAL CONSEQUENCES OF SUCH A RELEASE OF UNKNOWN UNITED STATES JURISDICTION CLAIMS AND OF SUCH A SPECIFIC WAIVER OF RIGHTS.  ACTAVIS INTENDS THAT THE CLAIMS RELEASED BY IT UNDER THIS RELEASE BE CONSTRUED AS BROADLY AS POSSIBLE TO THE EXTENT THEY RELATE TO UNITED STATES JURISDICTION CLAIMS.  ACTAVIS IS AWARE OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her, must have materially affected his or her settlement with the debtor.”

ACTAVIS AGREES TO EXPRESSLY WAIVE ANY RIGHTS IT MAY HAVE UNDER THIS CODE SECTION OR UNDER FEDERAL, STATE OR COMMON LAW STATUTES OR JUDICIAL DECISIONS OF A SIMILAR NATURE, AND KNOWINGLY AND VOLUNTARILY WAIVES SUCH UNKNOWN CLAIMS.

(b) VIVUS ACKNOWLEDGES THAT IT MAY HEREAFTER DISCOVER CLAIMS OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH IT NOW KNOWS OR BELIEVES TO EXIST WITH RESPECT TO VIVUS’ RELEASED CLAIMS, THE FACTS AND CIRCUMSTANCES ALLEGED IN THE ACTION AND/OR THE SUBJECT MATTER OF THIS AGREEMENT, WHICH, IF KNOWN OR SUSPECTED AT THE TIME OF EXECUTING THIS AGREEMENT, MAY HAVE MATERIALLY AFFECTED THIS AGREEMENT.  NEVERTHELESS, UPON THE EFFECTIVENESS OF THE RELEASE OF VIVUS’ RELEASED CLAIMS AS SET FORTH IN SECTION 5 ABOVE, VIVUS HEREBY ACKNOWLEDGES THAT VIVUS’ RELEASED CLAIMS INCLUDE WAIVERS OF ANY RIGHTS, CLAIMS OR CAUSES OF ACTION THAT MIGHT ARISE AS A RESULT OF SUCH DIFFERENT OR ADDITIONAL CLAIMS OR FACTS.  VIVUS ACKNOWLEDGES THAT IT UNDERSTANDS THE SIGNIFICANCE AND POTENTIAL CONSEQUENCES OF SUCH A RELEASE OF UNKNOWN UNITED STATES JURISDICTION CLAIMS AND OF SUCH A SPECIFIC WAIVER OF RIGHTS.  VIVUS

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INTENDS THAT THE CLAIMS RELEASED BY IT  UNDER THIS RELEASE BE CONSTRUED AS BROADLY AS POSSIBLE TO THE EXTENT THEY RELATE TO UNITED STATES JURISDICTION CLAIMS.  VIVUS IS AWARE OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her, must have materially affected his or her settlement with the debtor.”

VIVUS AGREES TO EXPRESSLY WAIVE ANY RIGHTS IT MAY HAVE UNDER THIS CODE SECTION OR UNDER FEDERAL, STATE OR COMMON LAW STATUTES OR JUDICIAL DECISIONS OF A SIMILAR NATURE, AND KNOWINGLY AND VOLUNTARILY WAIVES SUCH UNKNOWN CLAIMS.

7. Confidentiality.

The terms of this Agreement shall be maintained in strict confidence by the Parties except:  (a) as provided by Section 4 of this Agreement; (b) that Vivus may disclose such terms as may be necessary in connection with any litigation or other legal proceeding relating to any of the Licensed Patents, provided that such disclosure is made subject to a protective order and/or confidentiality agreement; (c) that either Party may disclose such terms, including but not limited to the Launch Date as defined in the License Agreement, if and as required by Law or regulation, including, without limitation, SEC reporting requirements, or by the rules or regulations of any stock exchange to which such party is subject; (d) that either Party may disclose such terms to the extent necessary to allow attorneys, auditors and advisors, who agree to keep such terms confidential, to render professional services to the Parties; (e)  that the Parties may each issue a press release disclosing that the Parties have settled the Action, and that Actavis has received a license to the Licensed Patents, that will permit Actavis to commercially launch its Generic Product on the Launch Date, or earlier in certain circumstances, so long as such press release is approved by the other Party, which approval shall not be unreasonably withheld, conditioned, or delayed; and (f) that either Party may disclose such terms as needed to perform under this Agreement and the License Agreement.  The Parties acknowledge and agree that, upon its filing with the Court, the Stipulation and Order of Dismissal will be a matter of public record and shall not be subject to any confidentiality restrictions.  The Parties further agree that, upon the filing of the Stipulation and Order of Dismissal with the Court, the fact that the Parties have settled the Action will be a matter of public record and shall not be subject to any confidentiality restrictions, but the terms of such settlement shall be maintained in confidence as provided by this Section 7.

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8. Term and Termination.

This Agreement shall continue from the Effective Date until the earlier of:  (a) the expiration of the last to expire of the Licensed Patents, including any extensions and/or pediatric exclusivities; or (b) the date of a final judgment, from which no appeal has been or can be taken other than a petition to the Supreme Court for a writ of certiorari, that all of the asserted claims of all of the asserted Licensed Patents are invalid and/or unenforceable.    The releases and discharges set forth in Section 5 shall survive the termination of this Agreement and the confidentiality obligations set forth in Section 7 shall survive for a period of *** from the Effective Date, notwithstanding any earlier expiration or termination of this Agreement.  The License Agreement shall remain in full force and effect pursuant to its own terms notwithstanding the expiration or termination of this Agreement.

9. No Assignment.

This Agreement may not be assigned or transferred to a third party without the express prior written consent of all the other Parties hereto, which consent shall not be unreasonably withheld,  conditioned, or delayed, except to a successor to all or substantially all of the business of the assigning or transferring Party to which this Agreement pertains (whether by license or sale of assets, stock, merger, consolidation or otherwise), in which case the Party shall assign this Agreement to such successor, provided that a Party may in the ordinary course of its business assign its rights under this Agreement to an Affiliate or may transfer the rights under this Agreement from one Affiliate to another without the prior consent of the other.  The covenants, rights and obligations of a Party under this Agreement shall remain binding upon the transferring Party and shall inure to the benefit of and be binding upon any successor or permitted assignee of the Party, any assignee of the Actavis ANDA, and any assignee of any of the Licensed Patents.

10. Notice.

Any notice required or permitted to be given or sent under this Agreement shall be hand delivered or sent by express delivery service or certified or registered mail, postage prepaid, to the Parties at the addresses indicated below.

If to Vivus, to:	Vivus, Inc. 900 E. Hamilton Ave. Suite 550 Campbell, CA 95008 Attn: General Counsel

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with a copy to:	Nick Cerrito Quinn Emanuel Urquhart & Sullivan, LLP 51 Madison Avenue 22nd Floor New York, NY 10010

If to Actavis, to:
Staci L. Julie SVP and Chief IP Counsel Teva Pharmaceuticals USA, Inc. 425 Privet Rd. Hosham, PA 19044
with a copy to:	Jay P. Lefkowitz Kirkland & Ellis LLP 601 Lexington Avenue New York, NY 10022 Fax: (212) 446-4900

Any such notice shall be deemed to have been received on the date actually received.  Either Party may change its address by giving the other Party written notice, delivered in accordance with this Section.

11. Entire Agreement.

This Agreement, as defined herein to include Exhibits A through C, constitutes the complete, final and exclusive agreement between the Parties with respect to the subject matter hereof and supersedes and terminates any prior or contemporaneous agreements and/or understandings between the Parties, whether oral or in writing, relating to such subject matter.  There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as are set forth in this Agreement.  No subsequent alteration, amendment, change, waiver or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of

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each Party.  Each Party in deciding to execute this Agreement has retained counsel and has not relied on any understanding, agreement, representation or promise by the other Party that is not explicitly set forth herein.

12. Governing Law.

This Agreement shall be governed, interpreted and construed in accordance with the laws of the State of New Jersey, without giving effect to choice of law principles.  The Parties irrevocably agree that the United States District Court for the District of New Jersey shall have exclusive jurisdiction to deal with any disputes arising out of or in connection with this Agreement and that, accordingly, any such proceedings arising out of or in connection with this Agreement shall be brought in the United States District Court for the District of New Jersey.    Notwithstanding the foregoing, if there is any dispute for which the United States District Court for the District of New Jersey does not have subject matter jurisdiction, the state courts in New Jersey shall have jurisdiction.  In connection with any dispute arising out of or in connection with this Agreement, each Party hereby expressly consents and submits to the personal jurisdiction of the federal and state courts in the State of New Jersey.

13. Severability.

If any provision of this Agreement is declared illegal, invalid or unenforceable by a court having competent jurisdiction, it is mutually agreed that this Agreement shall endure except for the part declared invalid or unenforceable by order of such court; provided, however, that in the event that the terms and conditions of this Agreement are materially altered, the Parties will, in good faith, renegotiate the terms and conditions of this Agreement (including Section 5 hereof) to reasonably replace such invalid or unenforceable provisions in light of the intent of this Agreement.

14. Waiver.

Any delay or failure in enforcing a Party’s rights under this Agreement, or any acquiescence as to a particular default or other matter, shall not constitute a waiver of such Party’s rights to the enforcement of such rights, nor operate to bar the exercise or enforcement thereof at any time or times thereafter, except as to an express written and signed waiver as to a particular matter for a particular period of time.

15. Counterparts.

This Agreement shall become binding when any one or more counterparts hereof, individually or taken together, bears the signatures of each of the Parties hereto.  This Agreement may be executed in any number of counterparts (including facsimile or electronic counterparts),

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each of which shall be an original as against a Party whose signature appears thereon, but all of which taken together shall constitute one and the same instrument.

16. Representations and Warranties.

The Parties hereby represent and warrant that:  (a) they have approved the execution of this Agreement and have authorized and directed the signatory officers below to execute and deliver this Agreement; (b) they each have the full right and power to enter into this Agreement, and there are no other persons or entities whose consent or joinder in this Agreement is necessary to make fully effective those provisions of this Agreement that obligate, burden or bind either of them; (c) when so executed by each Party, this Agreement shall constitute a valid and binding obligation of such Party, enforceable in accordance with its terms; and (d) they have not transferred or assigned or pledged to any third party, whether or not Affiliated, the right to bring, pursue or settle any of the claims, counterclaims or demands made in the Action.

17. Construction.

This Agreement has been jointly negotiated and drafted by the Parties through their respective counsel and no provision shall be construed or interpreted for or against any of the Parties on the basis that such provision, or any other provision, or the Agreement as a whole, was purportedly drafted by the particular Party.    All references to an Affiliate or Affiliates in this Agreement shall have the same meaning as set forth in the License Agreement attached as Exhibit B hereto.

18. Headings.

The article and section headings contained in this Settlement Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Settlement Agreement.

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IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the Parties.

VIVUS, INC.

By: /s/ Mark Oki

Name: Mark Oki

Title: Chief Financial Officer

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IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the Parties.

ACTAVIS LABORATORIES FL, INC.

By: /s/ Daniel N. Motto

Name: Daniel N. Motto

Title: SVP, Global Business Development

ACTAVIS LABORATORIES FL, INC.

By: /s/ Colman B. Ragan

Name: Colman B. Ragan

Title: Associate General Counsel, U.S. IP Litigation

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EXHIBIT A

Stipulation and Order of Dismissal

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IN THE UNITED STATES DISTRICT COURT
FOR THE DISTRICT OF NEW JERSEY

VIVUS, INC., Plaintiff, v. Actavis Laboratories FL, Inc., Defendant.	) ) ) ) ) ) ) ) ) ) ) )	Civil Action No. 14-3786-SRC-CLW (consolidated)

STIPULATION AND ORDER OF DISMISSAL

Pursuant to Federal Rules of Civil Procedure 41(a)(1)(A)(ii) and 41(c), and by agreement between Plaintiff Vivus, Inc. (“Vivus”) and Defendant Actavis Laboratories FL, Inc. (“Actavis,” and together with Vivus, the “Parties”), the Parties hereby stipulate and agree that all claims, counterclaims and affirmative defenses asserted by the Parties against each other in the above-captioned action (the “Action”) are hereby dismissed without prejudice and without costs, disbursements, or attorneys’ fees to any party.  It is further stipulated that the U.S. District Court for the District of New Jersey retains jurisdiction to enforce and resolve any disputes related to the Parties’ resolution of the Action.

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SO STIPULATED:

Dated: _____________, 2017

Saul Ewing LLP Charles M. Lizza William C. Baton One Riverfront Plaza, Suite 1520 Newark, New Jersey 07102-5426 (973) 286-6700 clizza@saul.com Attorneys for Plaintiff Vivus, Inc.

Walsh Pizzi O’Reilly Falanga LLP

Liza M. Walsh
Christine I. Gannon
One Riverfront Plaza, Suite 600
Newark, New Jersey 07102
(973) 757-1100
lwalsh@thewalshfirm.com

Attorneys for Defendant
Actavis Laboratories FL, Inc.

SO ORDERED:

This _____day of _________________, 2017

Hon. Stanley R. Chelser, U.S.D.J.

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EXHIBIT B

License Agreement

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LICENSE AGREEMENT

This License Agreement (the “License Agreement”) is made and entered into this
29th day of June, 2017  (“the Execution Date”) by and between, on the one hand, Vivus, Inc. (“Vivus”), and on the other hand, Actavis Laboratories FL, Inc. (“Actavis”) (together with Vivus, the “Parties,” or each separately, a “Party”).

RECITALS:

A.WHEREAS Vivus owns U.S. Patent Nos. 7,056,890, 7,553,818, 7,659,256, 7,674,776, 8,580,298, 8,580,299, 8,895,057, 8,895,058, 9,011,905, and 9,011,906 (collectively, including any divisionals, continuations, continuations-in-part, reexaminations, or reissues thereof, “the Licensed Patents”), which patents cover Qsymia® brand phentermine and topiramate extended-release product, which product Vivus sells in the United States of America, including its territories, possessions, and the Commonwealth of Puerto Rico (the “Territory”), under NDA No. 022580 (the “Vivus NDA”);

B.WHEREAS Actavis has sought approval from the U.S. Food and Drug Administration (“FDA”) to market the Actavis Generic Product as defined herein;

C.WHEREAS, pursuant to a settlement agreement to which this License Agreement is Exhibit B (the “Settlement Agreement”), executed contemporaneously with this License Agreement, Vivus and Actavis have agreed to settle their disputes in the Action described therein, which relate to the Licensed Patents and Actavis’ filing of the Actavis ANDA as defined herein with the FDA; and

D.WHEREAS, as part of such settlement, Vivus and Actavis agreed to enter into this License Agreement, which, as of the date and upon the terms set forth herein, grants Actavis a  non-exclusive license to manufacture and/or sell in the Territory the generic phentermine and topiramate extended-release product currently defined by the Actavis ANDA.

NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, the sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.	Definitions.
1.1 “Actavis ANDA” shall mean ANDA No. 204982, including all amendments, supplements and Replacements thereto as may be required by the FDA in order to obtain FDA approval thereof.
1.2 “Actavis ***” means *** (***) of ***.
1.3 “Actavis ***” means, with respect to the Actavis Generic Product, (i) ***, inclusive of ***; (ii) *** and (iii) ***, in each case in accordance with GAAP as reflected

        *** Indicates material that was omitted and for which confidential treatment was requested. all such omitted material was filed separately with the securities and exchange commission pursuant to rule 24B-2 promulgated under the securities exchange act of 1934, as amended.

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in Actavis’s or one of its Affiliate’s financial statements and as applied on a consistent basis and measured in United States dollars.

1.4  “Actavis Generic Product” shall mean the generic phentermine and topiramate extended-release product described in the Actavis ANDA as of the Execution Date, subject to any amendments, supplements or Replacements to such ANDA as may be required by the FDA in order to obtain FDA approval of such product.

1.5 “Affiliate” shall mean, with respect to a particular Party, a person, corporation, partnership, or other entity that controls, is controlled by or is under common control with such Party.  For the purposes of this definition, the word “control” (including, with correlative meaning, the terms “controlled by” or “under common control with”) means the actual power, either directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity, whether by the ownership of fifty percent (50%) or more of the voting stock or other equity interest of such entity, or by contract or otherwise.  For clarity, a person or other entity shall be deemed an Affiliate only for so long as this definition is satisfied with respect to such person or entity.

1.6 “ANDA” shall mean an Abbreviated New Drug Application.

1.7 “Authorized Generic” shall mean any product that:  (a) contains the Compounds as the only active ingredients; (b) is Marketed in the Territory pursuant to NDA No. 022580; and (c) is Marketed in the Territory without the Trademark.

1.8 “Compounds” shall mean phentermine and topiramate extended-release.
1.9 “***” means *** (i) ***, and (ii) ***.
1.10 “Effective Date” shall mean the date that the Stipulation And Order Of Dismissal is entered by the Court.
1.11 “Extended Unit Sales” means the number of Qsymia units sold as reported in the IMS Data (whether reported monthly or quarterly).
1.12 “FDA” shall mean the U.S. Food and Drug Administration.

1.13 “Final Court Decision” shall mean the issuance of a final decision from a district court from which no appeal has been or can be taken, or a mandate from a court of appeals from which no appeal (other than a petition to the Supreme Court for a writ of certiorari) has been or can be taken.

*** Indicates material that was omitted and for which confidential treatment was requested. all such omitted material was filed separately with the securities and exchange commission pursuant to rule 24B-2 promulgated under the securities exchange act of 1934, as amended.

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1.14 “Generic Equivalent” shall mean a pharmaceutical product that has received FDA approval for Marketing in the Territory pursuant to an ANDA or 505(b)(2) filing as an AB-rated equivalent to the NDA Product.

1.15 “GMPs” shall mean the then current good manufacturing practice regulations promulgated by the FDA.
1.16 “Launch Date” shall mean the earliest of:
i.	December 1, 2024;
ii.	the date of ***;

iii.	***;

iv.	*** prior to the ***;

v.	the date the ***;

vi.	The date on which ***; or

vii.

Beginning on ***, the date that is the *** of (a)  the first day following the *** of the *** compared to the *** or, (b) the day following the last day of any *** period during which the *** of the *** has ***, in the aggregate, during such ***, where such  ***.  Notwithstanding the foregoing, if any of *** identified in Section 1.16(vii)(a)-(b) above *** the calendar quarter immediately preceding the *** and including the calendar quarter ending ***, it will be deemed as if ***.  For the avoidance of doubt if any *** identified above in Section 1.16(vii)(a)-(b) occurs ***.    Notwithstanding the foregoing, *** identified in Section 1.16(vii)(a)-(b) above occur as the result of a ***.  For purposes of this subparagraph, a “Force Majeure Event” shall be defined as any of the following: fire, explosion, earthquake, flood, other natural disasters or other acts of God; new acts, regulations, or Laws of any Governmental Entity; war (whether or not declared), acts of terrorism, failure of public utilities or common carriers; inability to obtain material (including shortage of active ingredients from FDA-qualified suppliers); inability to manufacture the NDA Product; Third-Party supply disruptions; or insolvency of any Third-Party manufacturer of the NDA Product.  In the event of a Force Majeure Event, Vivus shall notify Actavis and take reasonable steps to mitigate or otherwise remedy the impact of such event.

*** Indicates material that was omitted and for which confidential treatment was requested. all such omitted material was filed separately with the securities and exchange commission pursuant to rule 24B-2 promulgated under the securities exchange act of 1934, as amended.

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7.1 “Laws” shall mean all applicable international, supranational, national, federal, state, provincial, regional and local laws, statutes, ordinances, codes, rules, regulations, orders, decrees or other pronouncements of any governmental, administrative or judicial authority in the Territory.

7.2 “License” shall have the meaning assigned to such term in Section 2.1 of this License Agreement.

7.3 “Licensed Patents” shall mean U.S. Patent Nos. 7,056,890, 7,553,818, 7,659,256, 7,674,776, 8,580,298, 8,580,299, 8,895,057, 8,895,058, 9,011,905, 9,011,906, including any divisionals, continuations, continuations-in-part, reexaminations, or reissues thereof, and all patent term extensions and any pediatric exclusivities applicable to the corresponding NDA Product, in each case whether granted or allowed prior to or after the Execution Date.

7.4 “Manufacture” shall mean to make or have made in accordance with GMPs and the provisions of an ANDA approved by the FDA.
7.5 “Market” shall mean to distribute, import, use, market, sell, and offer to sell, and “Marketing” shall have a corresponding meaning.

7.6 “Net Sales” shall mean, with respect to the Actavis Generic Product sold in the Territory, the aggregate gross sales amount invoiced by Actavis and its Affiliates on an arms-length basis to Third Parties in the Territory, less the following deductions, all determined in accordance with Actavis’ standard practices for other pharmaceutical products, consistently applied:

a. cash discounts given by Actavis (and its Affiliates) with respect to sales of the product in the Territory, ***;
b. reasonable *** affecting the product;
c. reasonable ***;
d. reasonable ***, based on sales by Actavis and its Affiliates to any *** or similar programs;
e. reasonable *** for *** and *** to *** on account of *** or ***;
f. any government mandated ***, including, without limitation, *** (as amended or replaced); and

*** Indicates material that was omitted and for which confidential treatment was requested. all such omitted material was filed separately with the securities and exchange commission pursuant to rule 24B-2 promulgated under the securities exchange act of 1934, as amended.

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g. other specifically identifiable amounts that have been *** listed above.

For purposes of clarity, *** for the Actavis Generic Product will not be *** shall include the ***, but shall not include ***.

Actavis will not use the *** that would result in *** in this Section 1.22 to the ***.

7.7 “NDA” shall mean New Drug Application.

7.8 “NDA Product” shall mean the product Marketed under the Trademark that contains the Compounds as the only active ingredients and that is approved for Marketing in the Territory pursuant to NDA No.  022580 as of the Execution Date.

7.9 “Replacement” shall mean a new ANDA filing referencing the Vivus NDA that describes a product that is materially identical to the Actavis Generic Product, but assigned a new ANDA number without any new or different active pharmaceutical ingredient(s), and “replaced” shall have a corresponding meaning in the context of an ANDA owned or controlled by Actavis or its Affiliates.

7.10 “Stipulation and Order of Dismissal” shall have the meaning assigned to such term in Section 1 of the Settlement Agreement.
7.11 “Term” shall mean the period from the Execution Date of this License Agreement until the date on which this License Agreement terminates as provided in Section 13.
7.12 “Territory” shall mean the United States of America, including its territories, possessions, and the Commonwealth of Puerto Rico.
7.13 “Third Party” shall mean any person or entity other than a Party or its Affiliates.

7.14 “Trademark” shall mean the trademark Qsymia® and any other trademark, service mark, corporate name or logo owned or controlled by Vivus and used in connection with the sale or distribution of a  phentermine and topiramate extended-release product pursuant to NDA No.  022580 in the Territory.

7.15 “Wholesaler or API Affiliate” means a subsidiary or Affiliate of a Party whose primary business is wholesale distribution of pharmaceutical products or the production of active pharmaceutical ingredients for incorporation into Third Parties’ finished dosage products.

*** Indicates material that was omitted and for which confidential treatment was requested. all such omitted material was filed separately with the securities and exchange commission pursuant to rule 24B-2 promulgated under the securities exchange act of 1934, as amended.

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For clarity, Actavis’ Wholesaler or API Affiliates as of the Effective Date are ***.  Notwithstanding the foregoing or anything to the contrary in this License Agreement, a Wholesaler Affiliate or API Affiliate shall not be deemed *** for any purposes under this License Agreement.

2.	License

2.1 Effective on and after the Launch Date, Vivus hereby grants to Actavis (and to the extent necessary, its suppliers, distributors and customers, as the case may be) a non-exclusive license to the Licensed Patents to the extent it would otherwise be infringed by the Marketing or Manufacture of the Actavis Generic Product in the Territory.  Except to the extent of the assignment permitted pursuant to Section  14.2, Actavis shall not have the right to sublicense or assign any of its rights under this license.

2.2 Notwithstanding anything to the contrary contained in Section 2.1, prior to the Launch Date, Actavis may engage in the following *** activities:

(a)Discussions with potential customers to make them aware of the upcoming availability of the Actavis Generic Product from Actavis, starting not earlier than *** Launch Date;

(b)Sales order booking starting not earlier than *** Launch Date;

(c)Import or Manufacture of the Actavis Generic Product in the Territory starting not earlier than *** Launch Date.

2.3 If necessary for Actavis to Market the Actavis Generic Product, Vivus further agrees to *** associated with the NDA Product, under commercially reasonable terms to be negotiated by the Parties in good faith.

3.	Limitations On License

3.1 Except to the extent permitted by the License of Section 2.1 and the permitted *** activities of Section 2.2, neither Actavis nor any of its Affiliates, distributors or agents shall under any circumstances Manufacture or Market any Generic Equivalent of the NDA Product in the Territory prior to the expiration of the last to expire of the patents included in the Licensed Patents.

4.	Non-Exclusivity
4.1 Except as provided in Section 1.16, the License and rights granted in Sections 2.1 and 2.2 above shall be non-exclusive.

*** Indicates material that was omitted and for which confidential treatment was requested. all such omitted material was filed separately with the securities and exchange commission pursuant to rule 24B-2 promulgated under the securities exchange act of 1934, as amended.

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4.2 Consistent with the provisions of Sections 1.16 and 4.1,  Vivus specifically reserves the right to license any other party who files or has filed an ANDA referencing the NDA Product to Market a Generic Equivalent of the NDA Product in the Territory (an “ANDA Filer”) in settlement of any pending or threatened litigation or other legal proceeding regarding any of the Licensed Patents or otherwise.

4.3 Consistent with the provisions of Section 4.1,  Vivus specifically reserves the right to authorize and license any Third Party to Market an Authorized Generic in the Territory,  and further specifically reserves the right to Market an Authorized Generic in the Territory itself or through an Affiliate.

5.	Effect of Post-Approval FDA Commitments
5.1 Vivus represents and warrants to Actavis that as part of its ***. Vivus further represents and warrants: (i) ***; (ii) that the ***; and (iii) that the *** as ***. Therefore, *** as follows:
(a) If the ***, or may be *** by ***, then the Launch Date will remain December 1, 2024, *** pursuant to Sections 1.16(ii)-(vii) above;
(b) If the ***, and Vivus ***, then the Launch Date will be *** pursuant to Sections 1.16(ii)-(vii) above;
(c) If the *** that the ***, and Vivus ***, then the Launch Date may be *** pursuant to Sections 1.16(ii)-(vii) above:
(i) If ***, then the Launch Date will ***;
(ii) If the ***, is ***, then the Launch Date will ***;
(iii) If the ***, is ***, then the Launch Date will ***;
(iv) If the ***, is ***, then the Launch Date will ***;
(d) If, by ***, then the Launch Date will be ***, *** pursuant to Sections 1.16(ii)-(vii) above;
(e) Vivus may *** the Launch Date to *** of the Actavis Generic Product ***.
5.2 If Vivus *** as set forth in Section 5.1(c) above, Vivus will ***.

*** Indicates material that was omitted and for which confidential treatment was requested. all such omitted material was filed separately with the securities and exchange commission pursuant to rule 24B-2 promulgated under the securities exchange act of 1934, as amended.

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6.	Royalty
6.1 If the Launch Date is accelerated pursuant to Sections 1.16(ii)-(vii) or Sections 5.1(b)-(e) above, Actavis will pay a Royalty according to the following schedule:
(a) ***;
(a) ***;
(a) ***;

6.2 Within *** after the end of the applicable calendar quarter following the Launch Date, Actavis shall submit to Vivus the Royalty owed pursuant to Section 6.1, if any, along with a royalty report outlining in reasonable detail the ***.

6.3 *** True-Up.    During the License Term, ***, following the ***,  Teva shall perform a “true up” reconciliation within *** after the end of the applicable calendar year (and shall provide  Vivus with a written report of such reconciliation) of the deductions outlined in the definition of “Net Sales” and the costs included in “Actavis ***.”  The reconciliation shall be based on *** for any remaining liabilities incurred related to the product, but not yet paid at the end of the ***.  If the foregoing reconciliation report shows either an underpayment or an overpayment between the Parties, the Party owing payment to the other Party shall pay the amount of the difference to the other Party within *** after the date of delivery of such report.

6.4 *** True-Up.  Within *** of the end of the last calendar year during the Term in which fees are payable to Vivus pursuant to this Section 6, Actavis shall perform a “true-up” reconciliation (and shall provide Vivus with a written report of such reconciliation) of the items comprising deductions from Net Sales and the costs included in “Actavis ***.”  If the foregoing reconciliation report shows either an underpayment or an overpayment between the Parties, the Party owing payment to the other Party shall pay the amount of the difference to the other Party within *** after the date of delivery of such report.

6.5 To the extent that Vivus disagrees with the calculation of the Royalty made by Actavis under Section 6, Vivus shall have the right, but not the obligation, no more frequently than *** after delivery of the report setting forth such computation, to engage an independent certified public accounting firm of nationally recognized standing which is mutually agreeable to the Parties, such agreement not to be unreasonably withheld, conditioned or delayed (“General Auditor”), to conduct an audit, ***, of applicable books and records of Actavis and its

*** Indicates material that was omitted and for which confidential treatment was requested. all such omitted material was filed separately with the securities and exchange commission pursuant to rule 24B-2 promulgated under the securities exchange act of 1934, as amended.

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Affiliates solely for the purposes of determining the accuracy of any such Royalty calculation.  The General Auditor shall be given access to and shall be permitted to examine such books and records during normal business hours and at such location where such books and records are regularly maintained, upon *** prior written notice by Vivus to Actavis.  Prior to any such examination taking place, Actavis may require the General Auditor to enter into a commercially reasonable and customary confidentiality agreement with respect to the information to which the General Auditor is given access.  General Auditor  shall not disclose to Vivus or any Third Party any information reasonably labeled by Actavis as being confidential customer information regarding pricing or other competitively sensitive proprietary information. Vivus shall provide, without condition or qualification, Actavis with a copy of the report or other summary of findings prepared by such accountants promptly following its receipt of same.  If as a result of any inaccuracies set forth in such report, the amount(s) paid to Vivus under Section 6.1 was either deficient or excessive, then Actavis or Vivus, as the case may be, shall pay to the other an amount equal to the deficiency or excess within *** of the receipt of the auditor’s report.  In the event the General Auditor determines that the subject Royalty calculation is inaccurate, and such inaccuracy represents more than *** of the calculated amount and is in favor of Vivus, Actavis  shall pay to Vivus the reasonable and documented fees and expenses of the General Auditor in performing such audit.  In the event of any dispute between Vivus and Actavis regarding the findings of any such inspection or audit, the Parties shall initially attempt in good faith to resolve the dispute amicably between themselves, and if the Parties are unable to resolve such dispute within a commercially reasonable period of time, such dispute shall be resolved by an accountant from an internationally recognized independent accounting firm that is mutually agreeable to both of the Parties, and such accountant’s determination shall be binding.

7.	At Risk Launch

7.1 In the event that a Third Party commences sale of a Generic Equivalent in the Territory without a license or other written authorization from Vivus (an “At Risk Launch”) Actavis shall *** by the *** or (ii) the Launch Date (the “Actavis ***”), but only if either (a) *** after such At Risk Launch; or (b) Vivus ***.

7.2 If Vivus ***, then Actavis, upon receipt of written notice from Vivus of such ***.
8.	Quality Assurance

8.1 Actavis represents and warrants to Vivus that all Generic Product Marketed by Actavis will be Manufactured, stored, shipped, handled and Marketed by it and its designees in accordance with GMPs and all applicable Laws, rules and regulations.

*** Indicates material that was omitted and for which confidential treatment was requested. all such omitted material was filed separately with the securities and exchange commission pursuant to rule 24B-2 promulgated under the securities exchange act of 1934, as amended.

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9.	Confidentiality

9.1 The terms of this License Agreement shall be maintained in strict confidence by the Parties except:  (a) as provided by Section 4 of the Settlement Agreement; (b) that Vivus may disclose such terms as may be necessary in connection with any litigation or other legal proceeding relating to any of the Licensed Patents, provided that such disclosure is made subject to a protective order and/or confidentiality agreement; (c) that either Party may disclose such terms, including but not limited to the Launch Date, if and as required by Law or regulation, including, without limitation, SEC and FDA reporting requirements, or by the rules or regulations of any stock exchange to which such party is subject; (d) that either Party may disclose such terms to the extent necessary to allow attorneys, auditors and advisors, who agree to keep such terms confidential, to render professional services to the Parties; (e) that the Parties may each issue a press release disclosing that the Parties have settled the Action, and that Actavis has received a license to the Licensed Patents, that will permit Actavis to commercially launch its Generic Product on the Launch Date, or earlier in certain circumstances, so long as such press release is approved by the other Party, which approval shall not be unreasonably withheld, conditioned, or delayed; and (f) that either Party may disclose such terms as needed to perform under the Settlement Agreement and this License Agreement.  The Parties acknowledge and agree that, upon its filing with the Court, the Stipulation and Order of Dismissal will be a matter of public record and shall not be subject to any confidentiality restrictions.  The Parties further agree that, upon the filing of the Stipulation and Order of Dismissal with the Court, the fact that the Parties have settled the Action will be a matter of public record and shall not be subject to any confidentiality restrictions, but the terms of such settlement shall be maintained in confidence as provided by this Section 9.1.

10.	General Representations

10.1 Each Party represents and warrants to the other that the execution and delivery by such Party of this License Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate action and do not conflict with the terms of any other contract, agreement, arrangement or understanding to which such Party is a party.

10.2 Vivus represents and warrants that it has the right to license the Licensed Patents to Actavis under the terms and conditions set forth in the Settlement Agreement and this License Agreement.

10.3 Vivus represents that, if at any time before or after the Effective Date, Vivus or any of its Affiliates enters into, or has entered into, any agreement with a Third Party granting such Third Party a license, covenant or other authorization under any of the Licensed Patents to use, sell, offer to sell, make, have made, and/or import a Generic Equivalent in the

*** Indicates material that was omitted and for which confidential treatment was requested. all such omitted material was filed separately with the securities and exchange commission pursuant to rule 24B-2 promulgated under the securities exchange act of 1934, as amended.

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Territory having (i) *** set forth in Section 1.16, (ii) any launch date *** pursuant to Sections 1.16(ii)-(vii) or Sections 5.1(b)-(e), or (iii) *** than the respective periods of time set forth in Sections 2.2(a)-(c),  then Vivus shall notify Actavis within *** in this License Agreement ***.

10.4 Each Party represents and warrants to the other Party that the grant of the Actavis License pursuant to this License Agreement constitutes the sole consideration being exchanged by or on behalf of the Parties in connection with the Settlement Agreement and no other form of compensation or other accommodation has been made between the Parties.

11.	Indemnities; Product Liability; Insurance

11.1 Indemnity by Actavis.  Actavis will indemnify and hold harmless Vivus and its Affiliates and their respective officers, directors, employees and agents from and against any loss, damage, liability or expense in connection with any and all actions, suits, claims, demands or prosecutions that may be brought or instituted against Vivus or such other indemnitees by Third Parties (including, without limitation, governmental authorities) based on or relating to: (i) any breach by Actavis of this License Agreement; and/or (ii) any aspect of the Actavis Generic Product that differs from the NDA Product, including, without limitation, any ***.    The Parties agree that the foregoing indemnities shall ***.

11.2 Indemnity by Vivus.  Vivus will indemnify and hold harmless Actavis and its Affiliates and their respective officers, directors, employees and agents from and against any loss, damage, liability or expense in connection with any and all actions, suits, claims, demands, or prosecutions that may be brought or instituted against Actavis or such other indemnitees by Third Parties (including, without limitation, governmental authorities) based on or relating to any breach by Vivus of this License Agreement.

11.3 Control of Litigation.  A Party seeking indemnification hereunder shall provide prompt written notice to the other Party (and, in any event, ***) of the assertion of any claim against such Party as to which indemnity is to be requested hereunder; provided, however, that any delay or failure to provide such notice shall not relieve the indemnifying party of its indemnity obligations unless, and solely to the extent that, such delay or failure to notify materially prejudices the indemnifying party’s ability to defend such claims.   The indemnifying Party shall have sole control over, and shall assume all expenses with respect to, the defense, settlement, adjustment or compromise of any claim as to which this Section 11 requires it to indemnify the other, provided that:  (a) the other Party may, if it so desires, employ counsel at its own expense to assist in the handling of such claim; and (b) the indemnifying Party shall obtain the prior written approval of the other Party, which shall not be unreasonably withheld, conditioned, or delayed, before entering into any settlement, adjustment or compromise of such claim or ceasing to defend against such claim if, pursuant thereto or as a result thereof: (i)

*** Indicates material that was omitted and for which confidential treatment was requested. all such omitted material was filed separately with the securities and exchange commission pursuant to rule 24B-2 promulgated under the securities exchange act of 1934, as amended.

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injunctive or other relief would be imposed upon the other Party; or (ii) would result in an admission of wrongdoing by the other Party.

11.4 Limitation on Representations, Warranties and Indemnification.  NEITHER PARTY SHALL BE DEEMED TO MAKE ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS OR IMPLIED, EXCEPT AS SPECIFICALLY SET FORTH HEREIN.  ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE HEREBY DISCLAIMED BY EACH PARTY.  IN NO EVENT SHALL EITHER PARTY HAVE ANY LIABILITY TO THE OTHER FOR INDIRECT OR OTHER REMOTE MEASURES OF DAMAGES, INCLUDING LOST PROFITS, IN CONNECTION WITH GENERIC PRODUCT SOLD OR DISTRIBUTED BY SUCH PARTY OR OTHERWISE ARISING IN RESPECT OF THIS LICENSE AGREEMENT.

11.5 Certain Rights Unaffected.  The Parties acknowledge that nothing set forth in this License Agreement, including, without limitation, the provisions of Section 11.5 shall be deemed to limit or otherwise affect the availability of any rights or remedies arising at law or equity to which Vivus may be entitled as a result of the sale or distribution in the Territory by Actavis or any Affiliate of any Actavis Generic Product prior to the Launch Date or the Actavis At Risk Period.  The Parties stipulate and agree that any such sale or distribution in the Territory by Actavis or any Affiliate of any Actavis Generic Product prior to the Launch Date or the Actavis At Risk Period would cause immediate irreparable harm to Vivus for which there would be no adequate remedy in damages or otherwise at law.  The parties further stipulate that any such sale or distribution of the Actavis Generic Product by Actavis or any Affiliate prior to the Launch Date or the Actavis At Risk Period will constitute a material breach of this agreement entitling Vivus to injunctive relief against Actavis.  For the avoidance of doubt, internal transfers of the Actavis Generic Product between and among Actavis and its Affiliates and Wholesaler Affiliates shall not be deemed “sale or distribution” of the Actavis Generic Product.

12.	Trademarks and Trade Names

12.1 Actavis shall have no right to use any of Vivus’ names or any Trademark and shall have no rights to any other intellectual property or regulatory exclusivities or approvals held by Vivus or its Affiliates other than to the extent of the License provided by Section 2.1 and activities permitted under Section 2.2.

13.	Term and Termination
13.1 Unless earlier terminated in accordance with the terms hereof, the term of this License Agreement (the “Term”) shall extend from the Execution Date until the earlier of:

*** Indicates material that was omitted and for which confidential treatment was requested. all such omitted material was filed separately with the securities and exchange commission pursuant to rule 24B-2 promulgated under the securities exchange act of 1934, as amended.

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(a) the expiration of the last to expire of the patents included in the Licensed Patents,  including any reissue or reexamination thereof; or (b) the date of a Final Court Decision that all of the asserted claims of the Licensed Patents are invalid and/or unenforceable.  For the avoidance of doubt, as defined in Section 1.19 of this License Agreement, the Licensed Patents includes all patent term extensions and pediatric exclusivities applicable to the NDA Product corresponding to the Licensed Patents, in each case whether granted or allowed prior to or after the Execution Date, and the Term shall run until the last to expire of such extensions and pediatric exclusivities, whenever granted.

13.2 Each Party may terminate this License Agreement and its obligations hereunder in the event of a material breach by the other Party, which breach remains uncured for *** (in the ***) after written notice is provided to the breaching Party specifying the nature of the breach in reasonable detail and demanding its cure.

13.3 Notwithstanding any other provision of this License Agreement, the Parties acknowledge and agree that the sale of any Actavis Generic Product before the Launch Date or the Actavis At Risk Period by Actavis or any of its Affiliates, distributors, or agents shall constitute an immediate, material breach by Actavis of this License Agreement for which Vivus may elect to terminate this License Agreement without prior notice or an opportunity to cure.

13.4 This License Agreement may be terminated by either Party upon at least *** prior written notice thereof if the other Party makes an assignment for the benefit of creditors, is the subject of proceedings in voluntary or involuntary bankruptcy instituted on behalf of or against such Party, or has a receiver or trustee appointed for all or substantially all of its property, provided that in the case of an involuntary bankruptcy proceeding such right to terminate shall only become effective if the Party consents to the involuntary bankruptcy or such proceeding is not dismissed within *** after the filing thereof.

13.5 Expiration or termination of this License Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination.  Any expiration or early termination of this License Agreement shall be without prejudice to the rights of either Party against the other accrued or accruing under this License Agreement prior to termination.

14.	Miscellaneous

14.1 Notice.  Any notice required or permitted to be given or sent under this License Agreement shall be hand delivered or sent by express delivery service or certified or registered mail, postage prepaid, to the Parties at the addresses indicated below.

*** Indicates material that was omitted and for which confidential treatment was requested. all such omitted material was filed separately with the securities and exchange commission pursuant to rule 24B-2 promulgated under the securities exchange act of 1934, as amended.

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If to Vivus, to:	Vivus, Inc. 900 E. Hamilton Ave. Suite 550 Campbell, CA 95008 Attn: General Counsel

with a copy to:	Nick Cerrito Quinn Emanuel Urquhart & Sullivan, LLP 51 Madison Avenue 22nd Floor New York, New York 10010

If to Actavis, to:	Staci L. Julie SVP and Chief IP Counsel Teva Pharmaceuticals USA, Inc. 425 Privet Rd. Hosham, PA 19044

with a copy to:	Jay P. Lefkowitz Kirkland & Ellis LLP 601 Lexington Avenue New York, NY 10022 Fax: (212) 446-4900

Any such notice shall be deemed to have been received on the date actually received.  Either Party may change its address by giving the other Party written notice, delivered in accordance with this Section.

14.2 No Assignment.  This License Agreement may not be assigned or transferred to a third party without the express prior written consent of all the other Parties hereto, which consent shall not be unreasonably withheld,  conditioned, or delayed, except to a successor to all or substantially all of the business of the assigning or transferring Party to which

*** Indicates material that was omitted and for which confidential treatment was requested. all such omitted material was filed separately with the securities and exchange commission pursuant to rule 24B-2 promulgated under the securities exchange act of 1934, as amended.

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this License Agreement pertains (whether by license or sale of assets, stock, merger, consolidation or otherwise), in which case the Party shall assign this License Agreement to such successor, provided that a Party may in the ordinary course of its business assign its rights under this License Agreement to an Affiliate or may transfer the rights under this License Agreement from one Affiliate to another without the prior consent of the other.  The covenants, rights and obligations of a Party under this License Agreement shall remain binding upon the transferring Party and shall inure to the benefit of and be binding upon any successor or permitted assignee of the Party, any assignee of the Actavis ANDA, and any assignee of any of the Licensed Patents.

14.3 Amendment.  This License Agreement may not be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Party against which enforcement of such change, waiver, discharge or termination is sought.

14.4 Superiority of Agreements.  The Parties agree that the provisions of this License Agreement, together with any written amendments hereto, supersede and shall prevail over any inconsistent statements or provisions contained in any prior discussions, arrangements or comments between the Parties or in any documents passing between the Parties.  Notwithstanding the foregoing, the Settlement Agreement shall be deemed of equal dignity to this License Agreement and this License Agreement shall be construed together with the Settlement Agreement in a consistent manner as reflecting a single intent and purpose.

14.5 Governing Law.  This License Agreement shall be governed, interpreted and construed in accordance with the laws of the State of New Jersey, without giving effect to choice of law principles.  The Parties irrevocably agree that the United States District Court for the District of New Jersey shall have exclusive jurisdiction to adjudicate any disputes arising out of or in connection with this License Agreement and that, accordingly, any such proceeding arising out of or in connection with this License Agreement shall be brought in the United States District Court for the District of New Jersey.   Notwithstanding the foregoing, if there is any dispute for which the federal district court in the State of New Jersey does not have subject matter jurisdiction, the state courts in New Jersey shall have jurisdiction.  In connection with any dispute arising out of or in connection with this License Agreement each Party hereby expressly consents and submits to the personal jurisdiction of the state and federal courts located in the State of New Jersey.

14.6 Counterparts.  This License Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14.7 Headings. The Headings of this License Agreement are solely for the convenience of reference and shall not affect its interpretation.

*** Indicates material that was omitted and for which confidential treatment was requested. all such omitted material was filed separately with the securities and exchange commission pursuant to rule 24B-2 promulgated under the securities exchange act of 1934, as amended.

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14.8 Negation of Agency.  Nothing contained herein shall be deemed to create any relationship, whether in the nature of agency, joint venture, partnership or otherwise, between Actavis and Vivus.   Neither Party shall be authorized to bind or obligate the other Party in any manner.

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*** Indicates material that was omitted and for which confidential treatment was requested. all such omitted material was filed separately with the securities and exchange commission pursuant to rule 24B-2 promulgated under the securities exchange act of 1934, as amended.

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IN WITNESS WHEREOF, the undersigned have executed this License Agreement as of the date and year first above written.

VIVUS, INC.

By: /s/ Mark Oki

Name: Mark Oki

Title: Chief Financial Officer

*** Indicates material that was omitted and for which confidential treatment was requested. all such omitted material was filed separately with the securities and exchange commission pursuant to rule 24B-2 promulgated under the securities exchange act of 1934, as amended.

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IN WITNESS WHEREOF, the undersigned have executed this License Agreement as of the date and year first above written.

ACTAVIS LABORATORIES FL, INC.

By: /s/ Daniel N. Motto

Name: Daniel N. Motto

Title: SVP, Global Business Development

ACTAVIS LABORATORIES FL, INC.

By: /s/ Colman B. Ragan

Name: Colman B. Ragan

Title: Associate General Counsel, U.S. IP Litigation

*** Indicates material that was omitted and for which confidential treatment was requested. all such omitted material was filed separately with the securities and exchange commission pursuant to rule 24B-2 promulgated under the securities exchange act of 1934, as amended.

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*** Indicates material that was omitted and for which confidential treatment was requested. all such omitted material was filed separately with the securities and exchange commission pursuant to rule 24B-2 promulgated under the securities exchange act of 1934, as amended.

EXHIBIT C

Draft Language for FDA Side Letter

Dear [FDA],

Pursuant to 21 C.F.R. §314.94(a)(12)(v), Vivus, Inc. together with Actavis Laboratories FL, Inc. (collectively the “Parties”) write to inform the United States Food and Drug Administration (“FDA”) that the Parties have reached a settlement concerning the following litigation pending in the United States District Court for the District of New Jersey: Vivus, Inc., v. Actavis Laboratories FL, Inc., Civil Action No. 14-3786 (SRC)(CLW) concerning ANDA No. 204982.

The terms of the settlement are confidential.  However, provided that Actavis and Vivus abide by the settlement terms, no patent disputes between the Parties would prevent FDA from granting final approval to that ANDA.

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